Business combination (Tables)	3 Months Ended
Mar. 31, 2017
Business Combinations [Abstract]
Schedule of Consideration Transferred

The consideration received as a result of the Business Combination is summarized as follows ($ in thousands):

Purchase of all of our Predecessor’s cumulative redeemable preferred shares(1)	$353,873
Net cash transferred from Pace	78,859
Playa Employee Offering(2)	799

Total Consideration Transferred	$433,531

(1)	Balance consisted of the face value of our Predecessor’s cumulative redeemable preferred shares and their associated PIK dividends as of March 10, 2017, per the terms of the Business Combination.
(2)	In connection with the Business Combination, we entered into subscription agreements (the “Subscription Agreements”) with Playa employees, their family members and persons with business relationships with Playa, pursuant to which those persons agreed to purchase 82,751 ordinary shares for an aggregate purchase price of $0.8 million.